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                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported)   February 16, 1999
                                                      ----------------------



                             THE PARTS SOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Florida
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      0-27864                                            59-3149403
---------------------                         ---------------------------------
(Commission File No.)                         (IRS Employer Identification No.)


1751 South Missouri Avenue, Clearwater, Florida             34616
-----------------------------------------------          ----------
   (Address of Principal Executive Offices)              (Zip Code)


                                 (727) 588-0377
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.   OTHER EVENTS.

     On February 16, 1999, The Parts Source, Inc., d/b/a/ Ace Auto Parts (the "Company"), entered into an agreement with General Parts, Inc., a privately owned company headquartered in Raleigh, North Carolina, whereby General Parts, Inc. will acquire all of the outstanding shares of the Common Stock of the Company for $3.00 per share in cash, subject to adjustment. Consummation of the acquisition is subject to customary closing conditions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          c.   Exhibits
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
               10.1      Stock Purchase Agreement, dated February 16, 1999, by
                         and among Thomas D. Cox and Robert A. Cox
                         (Stockholders), The Parts Source, Inc., d/b/a Ace Auto
                         Parts (Seller), and General Parts, Inc. (Purchaser).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                                  THE PARTS SOURCE, INC.
                                                     (Registrant)


                                                   /s/ Thomas D. Cox
Date: February 22, 1999                           -----------------------------
                                                  Thomas D. Cox, President and
                                                  Chief Executive Officer